UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 26, 2011 (September 26, 2011)

ALR TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-30414
(Commission File No.)

3350 Riverwood Pkwy
Suite 1900
Atlanta, Georgia   30339
(Address of principal executive offices) (Zip Code)

(678) 881-0002
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                      REGULATION FD DISCLOSURE.

On September 26, 2011, we announced that we have submitted our reply to additional questions asked by the FDA in response to our 510(k) application that was originally submitted to the FDA on July 23, 2010 for our proprietary Health-e-Connect (HeC) System.

ITEM 9.01                      EXHIBITS AND FINANCIAL STATEMENTS.

Exhibit	Document Description

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 26th day of September, 2011.

ALR TECHNOLOGIES INC.

BY:	LAWRENCE WEINSTEIN
Lawrence Weinstein
President, Chief Operating Officer and a member of the Board of Directors